EXHIBIT 10.15

EXECUTION VERSION

SECOND LIEN COLLATERAL AGREEMENT

dated as of

November 9, 2012,

among

WP EXPEDITION HOLDINGS L.P.,

EIG INVESTORS CORP.,

THE OTHER GRANTORS PARTY HERETO

and

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Administrative Agent

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS

Schedules

Schedule I	Grantors
Schedule II	Pledged Equity Interests; Pledged Debt Securities
Schedule III	Intellectual Property
Schedule IV	Commercial Tort Claims
Exhibits
Exhibit I	Form of Supplement
Exhibit II	Form of Copyright Security Agreement
Exhibit III	Form of Patent Security Agreement
Exhibit IV	Form of Trademark Security Agreement

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SECOND LIEN COLLATERAL AGREEMENT dated as of November 9, 2012 (this “Agreement”), among WP EXPEDITION HOLDINGS L.P., EIG INVESTORS CORP., the other GRANTORS from time to time party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”).

Reference is made to (a) the Second Lien Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Second Lien Credit Agreement”), among WP Expedition Holdings L.P., a Delaware limited partnership (“Holdings”), EIG Investors Corp., a Delaware corporation (the “Borrower”), the lenders party thereto from time to time (the “Lenders”) and Credit Suisse AG, as Administrative Agent, (b) the Second Amended and Restated Credit Agreement, dated as of November 9, 2012 (as amended, restated, supplemented or otherwise modified from time to time, “First Lien Credit Agreement”), among Holdings, the Borrower, the lenders party thereto and Credit Suisse AG, as administrative agent thereunder, (c) the Collateral Agreement dated as of December 22, 2011 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “First Lien Collateral Agreement”), among Holdings, the Borrower, the Subsidiaries of the Borrower from time to time party thereto and Credit Suisse AG, as First Lien Administrative Agent (in such capacity, the “First Lien Administrative Agent”) and (d) the Amended and Restated Intercreditor Agreement dated as of the date hereof (as amended restated, replaced supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Credit Suisse AG, as administrative agent, Holdings, the Borrower and its respective subsidiaries and affiliated entities party thereto and Credit Suisse AG, as the initial second priority representative. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Second Lien Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Grantors (other than the Borrower) are Affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Second Lien Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. (a) Each capitalized term used but not defined herein shall have the meaning assigned thereto in the Second Lien Credit Agreement; provided that each term defined in the New York UCC (as defined herein) and not defined in this Agreement or the Second Lien Credit Agreement shall have the meaning specified in the New York UCC. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.03 and 1.04 of the Second Lien Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person that is or may become obligated to any Grantor under, with respect to or on account of an Account, Chattel Paper or General Intangible.

“Administrative Agent” has the meaning assigned to such term in the preamble to this Agreement.

“Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01.

“Borrower” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Copyright License” means any written agreement, now or hereafter in effect, granting to any Person any right under any Copyright now or hereafter owned by any other Person or that such other Person otherwise has the right to license, and all rights of any such Person under any such agreement.

“Copyright Security Agreement” means the Second Lien Copyright Security Agreement substantially in the form of Exhibit II hereto.

“Copyrights” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all copyright rights in any work arising under the copyright laws of the United States or any other jurisdiction, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other jurisdiction, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including, in the case of any Grantor, the Copyrights set forth next to its name on Schedule III hereto.

“Discharge of Senior Obligations” has the meaning assigned to such term in the Intercreditor Agreement.

“Excluded Equity Interests” has the meaning assigned to such term in Section 2.01.

“Federal Securities Laws” has the meaning assigned to such term in Section 4.04.

“First Lien Administrative Agent” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“First Lien Collateral Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“First Lien Credit Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Grantors” means (a) the Borrower, (b) Holdings, (c) each other Subsidiary identified on Schedule I hereto and (d) each Subsidiary that becomes a party to this Agreement as a Grantor after the Effective Date.

“Intellectual Property” means, with respect to any Person, all intellectual and similar property rights of every kind and nature now owned or hereafter acquired by any such Person, including rights in inventions, design rights, Patents, Copyrights, Licenses, Trademarks, rights in trade secrets and know-how, domain names, rights in confidential or proprietary technical, business or other information, and rights in software and databases.

“Intercreditor Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“License” means any Patent License, Trademark License, Copyright License or other Intellectual Property license or sublicense agreement to which any Person is a party.

“Loan Document Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of and interest at the applicable rate or rates provided in the Second Lien Credit Agreement (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations of the Borrower under or pursuant to the Second Lien Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual payment and performance of all other obligations of the Borrower under or pursuant to each of the Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patent License” means any written agreement, now or hereafter in effect, granting to any Person any right to manufacture, use or sell any invention claimed in a Patent, now or hereafter owned by any other Person or that any other Person now or hereafter otherwise has the right to license, and all rights of any such Person under any such agreement.

“Patent Security Agreement” means the Second Lien Patent Security Agreement substantially in the form of Exhibit III hereto.

“Patents” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all letters patent and all registrations thereof and all applications for letters patent, including registrations and pending applications in the United States Patent and Trademark Office, and including those listed on Schedule III hereto, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means the Perfection Certificate dated the Effective Date delivered to the Administrative Agent pursuant to Section 4.01(f) of the Second Lien Credit Agreement.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 2.01.

“Pledged Equity Interests” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates, unit certificates, limited or unlimited liability membership certificates or other securities (to the extent certificated) now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Second Lien Credit Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Secured Obligations” means the Loan Document Obligations.

“Secured Parties” means (a) each Lender, (b) the Administrative Agent, (c) each Joint Bookrunner, (d) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (e) the permitted successors and assigns of each of the foregoing.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Supplement” means an instrument in the form of Exhibit I hereto, or any other form approved by the Administrative Agent, and in each case reasonably satisfactory to the Administrative Agent.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any Person any right to use any Trademark now or hereafter owned by any other Person or that any other Person otherwise has the right to license, and all rights of any such Person under any such agreement.

“Trademark Security Agreement” means the Second Lien Trademark Security Agreement in the form of Exhibit IV hereto.

“Trademarks” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, logos and other source identifiers, in each case arising under the trademark laws of the United States or any other jurisdiction, now existing or hereafter adopted or acquired, all registrations thereof, and all registration and applications filed in connection therewith in the United States Patent and Trademark Office, and all extensions or renewals thereof, including, in the case of any Grantor, any of the foregoing set forth next to its name on Schedule III hereto and (b) all goodwill associated therewith or symbolized thereby.

“UCC” shall mean the New York UCC; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Administrative Agent’s and the Secured Parties’ security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

ARTICLE II

Pledge of Securities

SECTION 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a) (i) the shares of capital stock and other Equity Interests owned by such Grantor in any subsidiary of Holdings, including those listed opposite the name of such Grantor on Schedule II hereto, (ii) any other Equity Interests obtained in the future by such Grantor in any subsidiary of Holdings and (iii) the certificates or other instruments representing all such Equity Interests (if any) together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank; (collectively, the “Pledged Equity Interests”); provided that the Pledged Equity Interests shall not include (A) Equity Interests of any Person (other than a Wholly Owned Restricted Subsidiary), to the extent the pledge thereof to the Administrative Agent is not permitted by the terms of such Person’s organizational or joint venture documents, (B) voting Equity Interests constituting an amount greater than 65% of the total voting Equity Interests of any Foreign Subsidiary, (C) Equity Interests of any Subsidiary that are held directly by a Foreign Subsidiary, (D) any Equity Interest with respect to which Borrower, with the written consent of the Administrative Agent (not to be unreasonably withheld or delayed), shall have provided to the Administrative Agent a certificate of a Financial Officer to the effect that, based on advice of outside counsel or tax advisors of national recognition, the pledge of such Equity Interest hereunder would result in adverse tax consequences to Holdings, any Intermediate Parent, the Borrower and its Restricted Subsidiaries (other than on account of any Taxes payable in connection with filings, recordings, registrations, stampings and any similar acts in connection with the creation or perfection of the Liens granted hereunder) that shall have been determined by Borrower to be material to Holdings, any Intermediate Parent, the Borrower and its Restricted Subsidiaries, (E) any Equity Interest if, to the extent and for so long as the pledge of such Equity Interest hereunder is prohibited by any applicable Requirements of Law (other than to the extent that any such prohibition would be rendered ineffective pursuant to the UCC or any other applicable Requirements of Law); provided that such Equity Interest shall cease to be an Excluded Equity Interest at such time as such prohibition ceases to be in effect and (F) any Equity Interest that the Borrower and the Administrative Agent shall have agreed in writing to treat as an Excluded Equity Interest for purposes hereof on account of the cost of pledging such Equity Interest hereunder (including any adverse tax consequences to Holdings, any Intermediate Parent, the Borrower and the Subsidiaries resulting therefrom) being excessive in view of the benefits to be obtained by the Secured Parties therefrom (the Equity Interests excluded pursuant to clauses (A) through (F) above being referred to as the “Excluded Equity Interests”); (b)(i) the debt securities owned by such Grantor, including those listed opposite the name of such Grantor on Schedule II hereto, (ii) any debt securities in the future issued to or otherwise acquired by such Grantor and (iii) the promissory notes and any other instruments evidencing all such debt securities, in the case of each of subclauses (i), (ii) and (iii) of this clause (b), to the extent issued by any subsidiary of Holdings (collectively, the “Pledged Debt Securities”); (c) all other property that may be delivered to and held by the Administrative Agent (or, prior to the Discharge of Senior Obligations, the First Lien Administrative Agent, acting as gratuitous bailee of the Administrative Agent) pursuant to the terms of this Section 2.01 and Section 2.02; (d) subject to Section 2.05, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (e) subject to Section 2.05, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing to the extent such Proceeds would constitute property referred to in clauses (a) through (e) above (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).

SECTION 2.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees to deliver or cause to be delivered to the Administrative Agent (or, prior to the Discharge of Senior Obligations, the First Lien Administrative Agent, acting as gratuitous bailee of the Administrative Agent) (i) on the date such Grantor becomes party to this Agreement, any Pledged Securities owned by such Grantor on such date (other than, prior to the Discharge of Senior Obligations, Pledged Securities that are not required to be delivered to the First Lien Administrative Agent under the First Lien Loan Documents); provided that a Grantor that becomes party to this Agreement pursuant to Section 5.14 agrees only to deliver or cause to be delivered Pledged Securities representing or evidencing Equity Interests owned by such

Grantor in Material Subsidiaries, and (ii) promptly (and in any event within 30 days after receipt by such Grantor or such longer period agreed to by the Administrative Agent in its reasonable discretion) after the acquisition thereof, any such Pledged Securities representing or evidencing Equity Interests in a Material Subsidiary acquired by such Grantor after the date such Grantor becomes party to this Agreement.

(b) As promptly as practicable (and in any event within 30 days or such longer period agreed to by the Administrative Agent in its reasonable discretion after the later of (x) receipt thereof by such Grantor or (y) the date such Grantor becomes party to this Agreement (whether on the date hereof or pursuant to Section 5.14)), each Grantor will cause any Indebtedness for borrowed money (including in respect of cash management arrangements) owed to such Grantor by any Person in a principal amount of $5,000,000 or more to be evidenced by a duly executed promissory note (including, if such security interest can be perfected therein, a grid note) that is pledged and delivered to the Administrative Agent (or, prior to the Discharge of Senior Obligations, the First Lien Administrative Agent, acting as gratuitous bailee of the Administrative Agent) pursuant to the terms hereof.

(c) Upon delivery to the Administrative Agent (or, prior to the Discharge of Senior Obligations, the First Lien Administrative Agent, acting as gratuitous bailee of the Administrative Agent), (i) any certificate or promissory note representing Pledged Securities shall be accompanied by undated stock or note powers, as applicable, duly executed in blank or other undated instruments of transfer duly executed in blank and reasonably satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by undated proper instruments of assignment duly executed in blank by the applicable Grantor and such other instruments and documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing such Pledged Securities, which schedule shall be deemed attached to, and shall supplement, Schedule II hereto and be made a part hereof; provided that failure to provide any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 2.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Administrative Agent, for the benefit of the Secured Parties, that:

(a) as of the Effective Date, Schedule II hereto sets forth a true and complete list, with respect to each Grantor, of (i) all the Equity Interests owned by such Grantor in the Borrower, any Intermediate Parent or any Subsidiary and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by such Grantor and (ii) all the Pledged Debt Securities owned by such Grantor;

(b) the Pledged Equity Interests and the Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity Interests, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, except to the extent that enforceability of such obligations may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditor’s rights generally; provided that the foregoing representations, insofar as they relate to the Pledged Debt Securities issued by a Person other than Holdings, any Intermediate Parent, the Borrower or any Subsidiary, are made to the knowledge of the Grantors;

(c) except for the security interests granted hereunder and under any other Loan Documents, each of the Grantors (i) is and, subject to any transfers made in compliance with the Second Lien Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II hereto as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens permitted pursuant to Section 6.02 of the Second Lien Credit Agreement and transfers made in compliance with the Second Lien Credit Agreement, (iii) will make no further assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens permitted pursuant to Section 6.02 of the Second Lien Credit Agreement and transfers made in compliance with the Second Lien Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Liens created by this Agreement and the other Loan Documents and Liens permitted pursuant to Section 6.02 of the Second Lien Credit Agreement), however arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Pledged Equity Interests and, to the extent issued by Holdings, any Intermediate Parent, the Borrower or any Subsidiary, the Pledged Debt Securities are and will continue to be freely transferable and assignable, and none of the Pledged Equity Interests and, to the extent issued by Holdings, any Intermediate Parent, the Borrower or any Subsidiary, the Pledged Debt Securities are or will be subject to any option, right of first refusal, shareholders agreement, charter, by-law or other organizational document provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner adverse to the Secured Parties in any material respect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Administrative Agent in accordance with this Agreement, the Administrative Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities, free of any adverse claims, under the New York UCC to the extent such lien and security interest may be created and perfected under the New York UCC, as security for the payment and performance of the Secured Obligations; and

(g) subject to the terms of this Agreement and to the extent permitted by applicable law, each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, it will comply with instructions of the Administrative Agent with respect to the Equity Interests in such Grantor that constitute Pledged Equity hereunder that are not certificated without further consent by the applicable owner or holder of such Equity Interests.

SECTION 2.04. Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and is continuing and the Administrative Agent shall have notified the Grantors of its intent to exercise such rights, the Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent or in its own name as pledgee or in the name of its nominee (as pledgee or as sub-agent), and each Grantor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any reasonable purpose consistent with this Agreement.

SECTION 2.05. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and is continuing and the Administrative Agent shall have notified the Grantors that their rights under this Section 2.05 are being suspended:

(i) each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Second Lien Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Administrative Agent or the other Secured Parties under this Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same;

(ii) the Administrative Agent shall promptly execute and deliver to each Grantor, or cause to be promptly executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section;

(iii) each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and are otherwise paid or distributed in accordance with, the terms and conditions of the Second Lien Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity Interests or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests in the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties and shall be forthwith delivered to the Administrative Agent in the same form as so received (with any necessary endorsements, stock or note powers and other instruments of transfer reasonably requested by the Administrative Agent).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 2.05, all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.05 shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.05 shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsements, stock or note powers and other instruments of transfer reasonably requested by the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and the Borrower has delivered to the Administrative Agent a certificate of a Responsible Officer of the Borrower to that effect, the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.05 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 2.05, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.05, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.05, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived and the Borrower has delivered to the Administrative Agent a certificate of a Responsible Officer of the Borrower to that effect, all rights vested in the Administrative Agent pursuant to this paragraph (c) shall cease, and the Grantors shall have the exclusive right to exercise the voting and consensual rights and powers they would otherwise be entitled to exercise pursuant to paragraph (a)(i) of this Section 2.05.

(d) Any notice given by the Administrative Agent to the Grantors suspending their rights under paragraph (a) of this Section 2.05 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

SECTION 2.06. Article 8 Opt-In. No Grantor shall take any action to cause any membership interest, partnership interest, or other equity interest of any limited liability company or limited partnership that is an Immaterial Subsidiary owned or controlled by any Grantor comprising Collateral to be or become a “security” within the meaning of, or to be governed by Article 8 of the UCC as in effect under the laws of any state having jurisdiction and shall not cause or permit any such limited liability company or limited partnership to “opt in” or to take any other action seeking to establish any membership interest, partnership interest or other equity interest of such limited liability company or limited partnership comprising the Collateral as a “security” or to become certificated, in each case, without delivering all certificates evidencing such interest to the Administrative Agent promptly thereafter.

ARTICLE III

Security Interests in Personal Property

SECTION 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Documents;

(iv) all Equipment;

(v) all General Intangibles, including all Intellectual Property;

(vi) all Instruments;

(vii) all Inventory;

(viii) all other Goods;

(ix) all Investment Property;

(x) all Letter-of-Credit Rights;

(xi) all Commercial Tort Claims specifically described on Schedule IV hereto, as such schedule may be supplemented from time to time pursuant to Section 3.04(d);

(xii) all books and records pertaining to the Article 9 Collateral; and

(xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that in no event shall the Security Interest attach to (A) any general intangible, instrument, software, permit, lease, license, contract, agreement, governmental approval or franchise, to which a Grantor is a party or any of its rights or interests thereunder if, to the extent and for so long as the grant of such security interest shall constitute or result in a breach of or a default under, or creates an enforceable right of termination in favor of any party (other than any Loan Party) to, such general intangible, instrument, software, permit, lease, license, contract, agreement, governmental approval or franchise (other than to the extent that any such term would be rendered ineffective, or is otherwise unenforceable, pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC or any other applicable Requirement of Law); provided that, to the extent severable, the Security Interest shall attach immediately to any portion of such general intangible, instrument, software, permit, lease, license, contract, agreement, governmental approval or franchise that does not result in any such breach, termination or default, including any Proceeds of such general intangible, instrument, software, permit, lease, license, contract, agreement, governmental approval or franchise; (B) any motor vehicle or other asset covered by a certificate of title or ownership, whether now owned or hereafter acquired, the perfection of which is excluded from the UCC in the relevant jurisdiction; (C) any asset owned by any Grantor that is subject to a Lien of the type permitted by Section 6.02(iv) of the Second Lien Credit Agreement (whether or not incurred pursuant to such Section) or a Lien permitted by Section 6.02(xi) of the Second Lien Credit Agreement, in each case if, to the extent and for so long as the grant of a Lien thereon hereunder to secure the Secured Obligations constitutes a breach of or a default under, or creates a right of termination in favor of any party (other than any Loan Party) to, any agreement pursuant to which such Lien has been created; provided that the Security Interest shall attach immediately to any such asset (x) at the time the provision of such agreement containing such restriction ceases to be in effect and (y) to the extent any such breach or default is not rendered ineffective by, or is otherwise unenforceable pursuant to the UCC or any other applicable Requirement of Law; (D) any asset owned by any Grantor with respect to which Borrower, with the written consent of the Administrative Agent (not to be unreasonably withheld or delayed), shall have provided to the Administrative Agent a certificate of a Financial Officer to the effect that, based on advice of outside counsel or tax advisors of national recognition, the creation of such security interest in such asset hereunder would result in adverse tax consequences to Holdings, any Intermediate Parent, the Borrower and its Restricted Subsidiaries (other than on account of any Taxes payable in connection with filings, recordings, registrations, stampings and any similar acts in connection with the creation or perfection of the Liens granted hereunder) that shall have been determined by Borrower to be material to Holdings, any Intermediate Parent, the Borrower and its Restricted Subsidiaries; (E) any asset owned by any Grantor if, to the extent and for so long as the grant of such security interest in such asset shall be prohibited by any applicable Requirements of Law (other than to the extent that any such prohibition would be rendered ineffective pursuant to the UCC or any other applicable Requirements of Law); provided that the Security Interest shall attach immediately to such asset at such time as such prohibition ceases to be in effect; (F) any asset owned by any Grantor that the Borrower and the Administrative Agent shall have agreed in writing to exclude from being Article 9 Collateral on account of the cost of creating a security interest in such asset hereunder (including any adverse tax consequences to Holdings, any Intermediate Parent, the Borrower and the Subsidiaries resulting therefrom) being excessive in view of the benefits to be obtained by the Secured Parties therefrom; (G) any intent-to-use trademark applications filed in the United States Patent and Trademark Office, pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. Section 1051, prior to the accepted filing of a “Statement of Use” and issuance of a “Certificate of Registration” pursuant to Section 1(d) of the Lanham Act or an accepted filing of an “Amendment to Allege Use” whereby such intent-to-use trademark application is converted to a “use in commerce” application pursuant to Section 1(c) of the Lanham Act; (H) any leasehold interest in real property; (I) the deposit account listed on Schedule 6.02 of the Second Lien Credit Agreement constituting cash collateral for the Wells Fargo Note described (and as defined) on Schedule 6.01 of the Second Lien Credit Agreement to the extent used solely for such purpose and not commingled with any other funds; and (J) the Excluded Equity Interests (it being understood that, to the extent the Security Interest shall not have attached to any such asset as a result of clauses (A) through (J) above, the term “Article 9 Collateral” shall not include any such asset); provided, however, that Article 9 Collateral shall include any Proceeds, substitutions or replacements of any of the foregoing (unless such Proceeds, substitutions or replacements would constitute property referred to in clauses (A) through (J)).

(b) Each Grantor hereby irrevocably authorizes the Administrative Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) describe the collateral covered thereby in any manner that the Administrative Agent reasonably determines is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement, including indicating the Collateral as “all assets” of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the UCC or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and, if available, any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Administrative Agent promptly upon request.

The Administrative Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) such documents as may be reasonably necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in Article 9 Collateral consisting of Patents, Trademarks or Copyrights granted by each Grantor and naming any Grantor or the Grantors as debtors and the Administrative Agent as secured party.

(c) The Security Interest and the security interest granted pursuant to Article II are granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

SECTION 3.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder, except for Liens expressly permitted pursuant to Section 6.02 of the Second Lien Credit Agreement, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or as proposed to be conducted or to utilize such properties for their intended purposes, and except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and has full power and authority to grant to the Administrative Agent, for the benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained and except to the extent that failure to obtain or make such consent or approval, as the case may be, individually or in aggregate, could not reasonably be expected to have a Material Adverse Effect.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name and jurisdiction of organization of each Grantor, is correct and complete in all material respects as of the Effective Date. The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate (or specified by notice from the Borrower to the Administrative Agent after the Effective Date in the case of filings, recordings or registrations required by Section 5.03 or 5.12 of the Second Lien Credit Agreement), are all the filings, recordings and registrations (other than filings, if any, required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to establish a legal, valid and perfected security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary, except as provided under applicable law with respect to the filing of continuation statements (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of registered or applied for Patents,

Trademarks and Copyrights acquired or developed by a Grantor after the date hereof). The Grantors represent and warrant that a fully executed Patent Security Agreement, Trademark Security Agreement and Copyright Security Agreement, in each case containing a description of the Article 9 Collateral consisting of United States registered Patents, United States registered Trademarks and United States registered Copyrights (and applications for any of the foregoing), as applicable, and executed by each Grantor owning any such Article 9 Collateral, have been delivered to the Administrative Agent for recording with the United States Patent and Trademark Office or the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of registered Patents, registered Trademarks, and registered Copyrights (and applications for any of the foregoing), in which a security interest may be perfected by filing, recording or registration in the United States, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of registered or applied for Patents, Trademarks and Copyrights acquired or developed by a Grantor after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in paragraph (b) of this Section 3.02, a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States pursuant to the Uniform Commercial Code and (iii) subject to the filings described in paragraph (b) of this Section 3.02, a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of a Patent Security Agreement, a Trademark Security Agreement and a Copyright Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three-month period after the date hereof pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one-month period after the date hereof pursuant to 17 U.S.C. § 205. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens permitted pursuant to Section 6.02 of the Second Lien Credit Agreement.

(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Second Lien Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral or (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Second Lien Credit Agreement.

SECTION 3.03. Covenants. (a) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral against all Persons, except with respect to Article 9 Collateral that such Grantor determines in its reasonable business judgment is no longer necessary or beneficial to the conduct of such Grantor’s business, and to defend the Security Interest of the Administrative Agent in the Article 9 Collateral and the priority thereof against any Lien not permitted pursuant to Section 6.02 of the Second Lien Credit Agreement, subject to the rights of such Grantor under Section 9.15 of the Second Lien Credit Agreement and corresponding provisions of the Security Documents to obtain a release of the Liens created under the Security Documents.

(b) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note (which may be a global note) or other instrument (other than any promissory note or other instrument in an aggregate principal amount of less than $5,000,000 owed to the applicable Grantor by any Person), such note or instrument shall be promptly pledged and delivered to the Administrative Agent, for the benefit of the Secured Parties, together with an undated instrument of transfer duly executed in blank and in a manner reasonably satisfactory to the Administrative Agent.

Without limiting the generality of the foregoing, each Grantor hereby authorizes the Administrative Agent, with prompt written notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III hereto or adding additional schedules hereto to identify specifically any asset or item that may constitute an application or registration for any Copyright, Patent or Trademark; provided that any Grantor shall have the right, exercisable within 10 days (or such longer period as shall be agreed by the Borrower and the Administrative Agent) after it has been notified in writing by the Administrative Agent of the specific identification of such Collateral, to advise the Administrative Agent in writing of any inaccuracy (i) with respect to such supplement or additional schedule or (ii) of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that, at the reasonable request of the Administrative Agent, it will use commercially reasonable efforts to take such action as shall be reasonably necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 10 days (or such longer period as shall be agreed by the Borrower and the Administrative Agent) after the date it has been notified in writing by the Administrative Agent of the specific identification of such Collateral.

(c) At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Second Lien Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Second Lien Credit Agreement, this Agreement or any other Loan Document and within a reasonable period of time after the Administrative Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Administrative Agent, within 10 days after demand, for any reasonable payment made or any reasonable expense incurred by the Administrative Agent pursuant to the foregoing authorization; provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(d) Each Grantor shall remain liable, as between such Grantor and the relevant counterparty under each contract, agreement or instrument relating to the Article 9 Collateral, to observe and perform all the conditions and obligations to be observed and performed by it under such contract, agreement or instrument, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Administrative Agent and the other Secured Parties from and against any and all liability for such performance.

(e) It is understood that no Grantor shall be required by this Agreement to better assure, preserve, protect or perfect the security interests created hereunder by any means other than (i) filings (including financing statements) pursuant to the Uniform Commercial Code, (ii) filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) in respect of registered Intellectual Property (provided that, with respect to Licenses, such filings shall be limited to exclusive Copyright Licenses under which such Grantor is a licensee, if any), (iii) in the case of Collateral that constitutes Tangible Chattel Paper, Pledged Securities, Instruments, Certificated Securities or Negotiable Documents, delivery thereof to the Administrative Agent in accordance with the terms hereof (together with, where applicable, undated stock or note powers or other undated proper instruments of assignment) and (iv) other actions to the extent required by Section 3.03(b) (solely with respect to the second sentence thereof), Section 3.04(c) and Section 3.04(d) hereunder. No Grantor shall be required to (i) complete any filings or other action with respect to the better assurance, preservation, protection or perfection of the security interests created hereby in any jurisdiction outside of the United States or (ii) deliver control agreements with respect to, or confer perfection by “control” over, any Deposit Accounts or Securities Accounts.

(f) Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default and after notice to the Borrower of its intent to exercise such rights, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Administrative Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent reasonably deems advisable. All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable out-of-pocket attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within 10 days of demand, by the Grantors to the Administrative Agent and shall be additional Secured Obligations secured hereby.

SECTION 3.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments constituting Collateral (other than Instruments with a face amount of less than $5,000,000 and other than checks to be deposited in the ordinary course of business), such Grantor shall promptly endorse, assign and deliver the same to the Administrative Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

(b) Investment Property. Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

(c) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit with an aggregate face amount in excess of $5,000,000 now or hereafter issued in favor of such Grantor that is not a Supporting Obligation with respect to any of the Collateral, such Grantor shall promptly notify the Administrative Agent thereof and, at the request and option of the Administrative Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (i) use commercially reasonable efforts to arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Administrative Agent of the proceeds of any drawing under such letter of credit or (ii) use commercially reasonable efforts to arrange for the Administrative Agent to become the transferee beneficiary of such letter of credit, with the Administrative Agent agreeing, in each case, that the proceeds of any drawing under such letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred and is continuing.

(d) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim (in respect of which a complaint or counterclaim has been prepared or filed by or on behalf of such Grantor) seeking damages in an amount reasonably estimated to exceed $2,500,000, such Grantor shall promptly notify the Administrative Agent thereof in a writing signed by such Grantor, including a summary description of such claim, and Schedule IV hereto shall be deemed to be supplemented to include such description of such Commercial Tort Claim as set forth in such writing.

SECTION 3.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Except to the extent a failure to act could not reasonably be expected to have a Material Adverse Effect of the type referred to in clause (a) or (b) of the definition of such term in the Second Lien Credit Agreement, with respect to registration or pending application of each item of its Intellectual Property for which such Grantor has standing and ability to do so, each Grantor agrees to (i) take all steps to maintain the validity and enforceability of any United States registered Intellectual Property (or applications therefor) and to maintain such registrations and applications of Intellectual Property in full force and effect and (ii) pursue the registration and maintenance of each United States Patent, United States Trademark or United States Copyright registration or application, now or hereafter included in the Intellectual Property of such Grantor, including the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

(b) Except as could not reasonably be expected to have a Material Adverse Effect of the type referred to in clause (a) or (b) of the definition of such term in the Second Lien Credit Agreement, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in case of a trade secret, lose its trade secret status).

(c) Except where failure to do so could not reasonably be expected to have a Material Adverse Effect of the type referred to in clause (a) or (b) of the definition of such term in the Second Lien Credit Agreement, each Grantor shall take all steps to preserve and protect each item of its Intellectual Property, including maintaining the quality of any and all products or services provided in connection with or bearing any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps, to the extent required under applicable law in order to preserve the validity of the Trademarks, to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to the standards of quality.

(d) Each Grantor agrees that, should it obtain an ownership or other interest in any Intellectual Property after the Effective Date, (i) the provisions of this Agreement shall automatically apply thereto and (ii) any such Intellectual Property and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become Intellectual Property subject to the terms and conditions of this Agreement, except, with respect to each (i) and (ii) above. If such Intellectual Property is obtained under a license from a third party under which a security interest would not be permitted.

(e) Notwithstanding the foregoing, nothing in this Section 3.05 or otherwise in this Agreement shall prevent any Grantor from disposing of, discontinuing the use or maintenance of, abandoning, failing to pursue or otherwise allowing to lapse, terminate or put into the public domain any of its Intellectual Property if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

ARTICLE IV

Remedies

SECTION 4.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver, on demand, each item of Collateral to the Administrative Agent (or, prior to the Discharge of Senior Obligations, the First Lien Administrative Agent, acting as gratuitous bailee of the Administrative Agent) or any Person designated by the Administrative Agent, and it is agreed that the Administrative Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Administrative Agent (or, prior to the Discharge of Senior Obligations, the First Lien Administrative Agent), for the benefit of the Secured Parties, or to license or sublicense, whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Administrative Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and the Pledged Collateral and without liability for trespass to enter any premises where the Article 9 Collateral or the Pledged Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and the Pledged Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law and the notice requirements described below, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Administrative Agent shall give the applicable Grantors no less than 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 4.02. Application of Proceeds. Subject to the payments provisions set forth in the Intercreditor Agreement, the Administrative Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution); and

THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof. The Administrative Agent shall have no liability to any of the Secured Parties for actions taken in reliance on information supplied to it as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Secured Obligations.

SECTION 4.03. Grant of License to Use Intellectual Property. Upon the occurrence and during the continuance of an Event of Default, for the purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement, each Grantor shall, upon request by the Administrative Agent, grant to the Administrative Agent (or, prior to the Discharge of Senior Obligations, the First Lien Administrative Agent, acting on behalf of the Administrative Agent) an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use or sublicense any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof to the extent that such non-exclusive license (a) does not violate the express terms of any agreement between a Grantor and a third party governing such Collateral consisting of Intellectual Property, or gives such third party any right of acceleration, modification or cancellation therein and (b) is not prohibited by any Requirements of Law; provided that such license and sublicenses with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. The use of such license by the Administrative Agent may be exercised, at the option of the Administrative Agent, solely during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Administrative Agent in accordance with the provisions of this Agreement shall be binding upon the Grantors, notwithstanding any subsequent cure of an Event of Default.

SECTION 4.04. Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Administrative Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws to the extent the Administrative Agent has determined that such a registration is not required by any Requirement of Law and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Administrative Agent and the other Secured Parties shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 4.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

SECTION 4.05. Intercreditor Agreement. Any remedies provided in this Section 4 shall be subject to the Intercreditor Agreement.

ARTICLE V

Miscellaneous

SECTION 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Second Lien Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of Holdings as provided in Section 9.01 of the Second Lien Credit Agreement.

SECTION 5.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default hereunder, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Second Lien Credit Agreement; provided that the Administrative Agent may, without the consent of any other Secured Party, consent to a departure by any Grantor from any covenant of such Grantor set forth herein to the extent such departure is consistent with the authority of the Administrative Agent set forth in the definition of the term “Collateral and Guarantee Requirement” in the Second Lien Credit Agreement.

SECTION 5.03. Administrative Agent’s Fees and Expenses; Indemnification. (a) Each Grantor, jointly with the other Grantors and severally, agrees to reimburse the Administrative Agent for its fees and expenses incurred hereunder as provided in Section 9.03(a) of the Second Lien Credit Agreement; provided that each reference therein to the “Borrower” shall be deemed to be a reference to “each Grantor.”

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor, jointly with the other Grantors and severally, agrees to indemnify the Administrative Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and reasonable and documented or invoiced out-of-pocket fees and expenses of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee by any third party or by the Borrower, Holdings or any Subsidiary arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether brought by a third party or by the Borrower, Holdings or any Subsidiary and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities, costs or related expenses (x) resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or its Related Parties (as determined by a court of competent jurisdiction in a final and non-appealable judgment), (y) resulted from a material breach of the Loan Documents by such Indemnitee or its Related Parties (as determined by a court of competent jurisdiction in a final and non-appealable judgment) or (z) arise from disputes between or among Indemnitees that do not involve an act or omission by Holdings, the Borrower or any Restricted Subsidiary.

(c) To the fullest extent permitted by applicable law, no Grantor shall assert, and each Grantor hereby waives, any claim against any Indemnitee (i) for any direct or actual damages arising from the use by unintended recipients of information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems (including the Internet) in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such actual or direct damages are determined by a court of competent jurisdiction in a final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of, or a material breach of the Loan Documents by such Indemnitee or its Related Parties (as determined by a court of competent jurisdiction in a final and non-appealable judgment) or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or the use of the proceeds thereof.

(d) The provisions of this Section 5.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of any Secured Party. All amounts due under this Section shall be payable not later than 10 Business Days after written demand therefor; provided, however, any

Indemnitee shall promptly refund an indemnification payment received hereunder to the extent that there is a final judicial determination that such Indemnitee was not entitled to indemnification with respect to such payment pursuant to this Section 5.03. Any such amounts payable as provided hereunder shall be additional Secured Obligations.

SECTION 5.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 5.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in this Agreement or any other Loan Document and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by or on behalf of any Secured Party and notwithstanding that the Administrative Agent, any Lender or any other Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Second Lien Credit Agreement or any other Loan Document, and shall continue in full force and effect until such time as (a) all the Loan Document Obligations have been paid in full in cash and (b) all Commitments have terminated or expired.

SECTION 5.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Grantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Agreement and the Second Lien Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 5.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 5.08. Right of Set-Off. If an Event of Default under the Second Lien Credit Agreement shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Grantor against any of and all the obligations of such Grantor then due and owing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although (i) such obligations may be contingent or unmatured and (ii) such obligations are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such Indebtedness. The applicable Lender shall notify the applicable Grantor and the Administrative Agent of such setoff and application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff and application under this Section 5.08. The rights of each Lender and their respective Affiliates under this Section 5.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender and their respective Affiliates may have.

SECTION 5.09. Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent. (a) This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Grantor or its respective properties in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in any Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e) Each Grantor hereby irrevocably designates, appoints and empowers the Borrower as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any such action or proceeding and the Borrower hereby accepts such designation and appointment.

SECTION 5.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT

OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

SECTION 5.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.12. Security Interest Absolute. All rights of the Administrative Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Second Lien Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Second Lien Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

SECTION 5.13. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate when (i) all the Loan Document Obligations have been paid in full in cash and (ii) all Commitments have terminated or expired.

(b) The Security Interest and all other security interests granted hereby shall also terminate and be released at the time or times and in the manner set forth in Section 9.14 of the Second Lien Credit Agreement.

(c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Section, the Administrative Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release so long as the applicable Loan Party shall have provided the Administrative Agent such certifications or documents as the Administrative Agent shall reasonably request in order to demonstrate compliance with this Section 5.13. Any execution and delivery of documents by the Administrative Agent pursuant to this Section shall be without recourse to or warranty by the Administrative Agent or any other Secured Party.

SECTION 5.14. Additional Subsidiaries. The Grantors shall cause each subsidiary of Holdings which, from time to time, after the date hereof shall be required to pledge any assets to the Administrative Agent for the benefit of the Secured Parties pursuant to the Second Lien Credit Agreement to (a) execute and deliver to the Administrative Agent a Supplement and (ii) a Perfection Certificate, in each case, within the time period provided in Section 5.11 of the Second Lien Credit Agreement. Upon execution and delivery by the Administrative Agent and a subsidiary of Holdings of a Supplement, such subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 5.15. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, but only upon the occurrence and during the continuance of an Event of Default and notice by the Administrative Agent to the Borrower of its intent to exercise such rights, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact.

SECTION 5.16. Intercreditor Agreement Governs. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Administrative Agent pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the Intercreditor Agreement referred to below), including liens and security interests granted to Credit Suisse AG, as First Lien Administrative Agent, pursuant to or in connection with the First Lien Credit Agreement, and (ii) the exercise of any right or remedy by the Administrative Agent hereunder is subject to the limitations and provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.

SECTION 5.17. Delivery of Collateral. In accordance with the terms of the Intercreditor Agreement, all Collateral delivered to the First Lien Administrative Agent shall be held by the First Lien Administrative Agent as gratuitous bailee for the Secured Parties solely for the purpose of perfecting the security interest granted under this Agreement. Notwithstanding anything herein to the contrary, prior to the Discharge of Senior Obligations, to the extent any Grantor is required hereunder to deliver Collateral to the Administrative Agent and is unable to do so as a result of having previously delivered such Collateral to the First Lien Administrative Agent in accordance with the terms of the First Lien Collateral Agreement, such Grantor’s obligations hereunder with respect to such delivery shall be deemed satisfied by the delivery to the First Lien Administrative Agent, acting as gratuitous bailee of the Administrative Agent.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

WP EXPEDITION HOLDINGS L.P.

By:	WP Expedition Management LLC, its General Partner

By:	/s/ Hari Ravichandran
Name:	Hari Ravichandran
Title:	Chief Executive Officer

EIG INVESTORS CORP., as a Grantor

By:	/s/ Hari Ravichandran
Name:	Hari Ravichandran
Title:	Chief Executive Officer

[Signature Page to the Second Lien Collateral Agreement]

THE ENDURANCE INTERNATIONAL GROUP, INC.

THE BRITANNIA INTERNATIONAL GROUP, INC.

DOMAIN NAME HOLDING COMPANY, INC.

ENDURANCE INTERNATIONAL GROUP – WEST, INC.

HOMESTEAD TECHNOLOGIES INC.

HOSTGATOR.COM LLC

A SMALL ORANGE, LLC

BLUEHOST INC.

FASTDOMAIN INC., each as a Grantor

By:	/s/ Hari Ravichandran
Name:	Hari Ravichandran
Title:	Chief Executive Officer

[Signature Page to the Second Lien Collateral Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

By:	/s/ Ari Bruger
Name:	Ari Bruger
Title:	Vice President

By:	/s/ Kevin Buddhdew
Name:	Kevin Buddhdew
Title:	Associate

[Signature Page to Second Lien Collateral Agreement]

Schedule I to the

Second Lien Collateral Agreement

GRANTORS

Name	Jurisdiction of Organization
EIG Investors Corp.	Delaware
Bluehost Inc.	Utah
FastDomain Inc.	Utah
The Endurance International Group, Inc.	Delaware
The Britannia International Group, Inc.	Delaware
Domain Name Holding Company, Inc.	Delaware
Endurance International Group – West, Inc.	Delaware
WP Expedition Holdings L.P.	Delaware
HostGator.com LLC	Florida
A Small Orange, LLC	Georgia
Homestead Technologies Inc.	Delaware

Schedule II to the

Second Lien Collateral Agreement

PLEDGED EQUITY INTERESTS

Grantor	Issuer	Number of Certificate	Number and Class of Equity Interests		Percentage of Equity Interests
EIG Investors Corp.	The Endurance International Group, Inc.	158	32.40112		100
		68	170.82232		100
Bluehost Inc.	SimpleScripts Inc.	3	1		100
The Endurance International Group, Inc.	Bluehost Inc., dba UNIFIED LAYER	C-10	10,000		100
	FastDomain Inc.	C-11	10,000		100
	The Britannia International Group, Inc.	C-1	1,000		100
	Domain Name Holding Company, Inc.	2	1,000		100
	Endurance International Group—West, Inc.	C-24	1,000		100
	HostGator.com LLC	02	100%		100
	LaunchPad.com Inc.	1	100		100
	WelcomeDomain.com LLC	01	100%		100
	Homestead Technologies Inc	C-3	100,000,000		100
	A Small Orange, LLC	N/A	(Membership Interest	)	100
	Endurance Singapore Holdings PTE. LTD.	2	1 (0.65 pledged	)	100
	Endurance Brasil Holdings Participações Ltda	N/A	500 (325 pledged	)	100
Endurance International Group West, Inc.	000domains, LLC	N/A	100		100
	Address Creation, LLC	N/A	100		100

Grantor	Issuer	Number of Certificate	Number and Class of Equity Interests		Percentage of Equity Interests
Endurance International Group—West, Inc. (continued)	Alldomains, LLC	N/A	100		100
	CAT, INC. dba NameZero.com	2	50,000		100
	Discountdomainservices, LLC	N/A	100		100
	Domain Pro, LLC	N/A	(Membership Interest	)	100
	DomainDucks, Inc. dba Personalnames.com	2	100,000		100
	Dotregistrar, LLC	N/A	100		100
	DSTR Acquisition PA I, LLC dba Domain Bank	N/A	100		100
	Enameco, LLC	N/A	(Membership Interest	)	100
	Hostlane, Inc.	2	10,000		100
	MyDomain, Inc. dba NamesDirect.com dba yournamesfree.com	2	10,000		100
	MyInternet Media, Ltd.	2	0.65		100
	National CA Domains, LTD.	5	65		100
	Privacypost, Inc. dba Nedekko	2	10,000		100
	Register Names, LLC	N/A	100		100
	RegistrarAds, Inc. dba Domain Collection dba MyInternet.com	3	10,000		50
		4	10,000		50
	Signature Domains, LLC	N/A	100		100

Grantor	Issuer	Number of Certificate	Number and Class of Equity Interests		Percentage of Equity Interests
	UNIVERSAL REGISTRATION SERVICES, INC., dba Newdentity.com	2	50,000		100
Zone Edit, LLC		N/A	(Membership Interest	)	100
WP Expedition Holdings LLC	EIG Investors Corp.	100	1,000		100
A Small Orange, LLC	HostNine LLC	N/A	10,000		100
	SEO WebHosting, Inc.	N/A	3,000		100
	Athenix Corporation	N/A	10,000		100
	Precipice, Inc	N/A	2,000		100

PLEDGED DEBT SECURITIES

Item	Lender	Borrower	Principal
Note due to HostGator.com LLC	HostGator.com LLC	Bweeb, Inc.	$1,929,264.41

Schedule III to the

Second Lien Collateral Agreement

INTELLECTUAL PROPERTY

COPYRIGHTS

Copyright Registrations

Registration Number / Date: TXu001212103 / 2004-09-16

Title: Amplify.

Description: Computer program.

Copyright Claimant: Dotster, Inc.

Date of Creation: 2004

Registration Number: TX 5-827-950

Title: SiteBuilder LPX

Copyright Claimant: Homestead Technologies, Inc.

Pending Copyright Applications for Registration

Host Manager—Server Reporting Tool—owned by The Britannia International Group, Inc.

JDI Central—Company Reporting Tool—owned by The Britannia International Group, Inc.

PATENTS

GRANTOR	TITLE	MATTER TYPE	COUNTRY	STATUS	FILED	APPLICATION #
The Endurance International Group, Inc.	WEB HOSTING BASED ON SERVICE POOLS	Provisional	U.S.	Converted	15-Jan-10	61/295,506
The Endurance International Group, Inc.	MULTIBRANDING FOR WEB HOSTING BASED ON SERVICE POOLS	Provisional	U.S.	Converted	15-Jan-10	61/295,528
The Endurance International Group, Inc.	OPERATIONAL SUPPORT SYSTEMS AND AGENTS WITH PERMISSIONS FOR WEB HOSTING BASED ON SERVICE POOLS	Provisional	U.S.	Converted	10-Feb-10	61/303,281

GRANTOR	TITLE	MATTER TYPE	COUNTRY	STATUS	FILED	APPLICATION #
The Endurance International Group, Inc.	THIRD-PARTY SERVICES FOR A WEB HOSTING ARCHITECTURE BASED ON SERVICE POOLS	Provisional	U.S.	Converted	17-Feb-10	61/345,568
The Endurance International Group, Inc.	MIGRATION TO A WEB HOSTING ARCHITECTURE BASED ON SERVICE POOLS	Provisional	U.S.	Converted	25-Aug-10	61/376,743
The Endurance International Group, Inc.	UNAFFILIATED WEB DOMAIN HOSTING SERVICE BASED ON A COMMON SERVICE ARCHITECTURE	Utility - ORG	U.S.	Pending	14-Jan-11	13/007,094
The Endurance International Group, Inc.	UNAFFILIATED WEB DOMAIN HOSTING SERVICE BASED ON COMMON SERVICE POOLS ARCHITECTURE	Utility - CON	U.S.	Pending	19-Jan-11	13/009,241
The Endurance International Group, Inc.	UNAFFILIATED WEB DOMAIN HOSTING SERVICE BASED ON SHARED DATA STRUCTURE	Utility - CON	U.S.	Pending	19-Jan-11	13/009,253
The Endurance International Group, Inc.	UNAFFILIATED WEB DOMAIN HOSTING SERVICE BASED ON SERVICE POOLS WITH FLEXIBLE RESOURCE	Utility - CON	U.S.	Pending	19-Jan-11	13/009,267
The Endurance International Group, Inc.	COMMON SERVICES WEB HOSTING ARCHITECTURE WITH MULTIPLE BRANDING	Utility - ORG	U.S.	Pending	14-Jan-11	13/007,113
The Endurance International Group, Inc.	COMMON SERVICES WEB HOSTING ARCHITECTURE WITH MULTIPLE BRANDING AND OSS CONSISTENCY	Utility - ORG	U.S.	Pending	14-Jan-11	13/007,132
The Endurance International Group, Inc.	UNAFFILIATED WEB DOMAIN COMMON HOSTING SERVICE WITH SERVICE REPRESENTATIVE PLUG-IN	Utility - CON	U.S.	Pending	19-Jan-11	13/009,350
The Endurance International Group, Inc.	COMMON SERVICE WEB HOSTING ARCHITECTURE WITH UNIVERSAL COMPONENT ACCESS CRM	Utility - CON	U.S.	Pending	20-Jan-11	13/009,880
The Endurance International Group, Inc.	COMMON SERVICE WEB HOSTING ARCHITECTURE WITH TICKETING WORKFLOW CRM	Utility - CON	U.S.	Pending	20-Jan-11	13/009,882

GRANTOR	TITLE	MATTER TYPE	COUNTRY	STATUS	FILED	APPLICATION #
The Endurance International Group, Inc.	COMMON SERVICE WEB HOSTING ARCHITECTURE WITH CRM PLUS REPORTING	Utility - CON	U.S.	Pending	20-Jan-11	13/009,884
The Endurance International Group, Inc.	WEB HOSTING SERVICE BASED ON A COMMON SERVICE ARCHITECTURE AND THIRD PARTY SERVICES	Utility - ORG	U.S.	Pending	14-Jan-11	13/007,144
The Endurance International Group, Inc.	MIGRATING A WEB HOSTING SERVICE FROM ONE ARCHITECTURE TO ANOTHER, WHERE AT LEAST ONE IS A COMMON SERVICE ARCHITECTURE	Utility - ORG	U.S.	Pending	14-Jan-11	13/007,157
The Endurance International Group, Inc.	MIGRATING A WEB HOSTING SERVICE BETWEEN A ONE BOX PER CLIENT ARCHITECTURE AND A MULTIPLE BOX PER CLIENT ARCHITECTURE	Utility - CON	U.S.	Pending	20-Jan-11	13/009,886
The Endurance International Group, Inc.	MIGRATING A WEB HOSTING SERVICE BETWEEN A ONE BOX PER CLIENT ARCHITECTURE AND A CLOUD COMPUTING ARCHITECTURE	Utility - CON	U.S.	Pending	23-Jan-11	13/011,921
The Endurance International Group, Inc.	MIGRATING A WEB HOSTING SERVICE BETWEEN A ONE BOX PER CLIENT ARCHITECTURE AND A GRID COMPUTING ARCHITECTURE	Utility - CON	U.S.	Pending	25-Jan-11	13/012,824
The Endurance International Group, Inc.	MIGRATING A WEB HOSTING SERVICE BETWEEN A ONE BOX PER MULTIPLE CLIENT ARCHITECTURE AND A CLOUD OR GRID COMPUTING ARCHITECTURE WITH MANY BOXES FOR MANY CLIENTS	Utility - CON	U.S.	Pending	25-Jan-11	13/012,827
The Endurance International Group, Inc.	MIGRATING A WEB HOSTING SERVICE BETWEEN A DEDICATED ENVIRONMENT FOR EACH CLIENT AND A SHARED ENVIRONMENT FOR MULTIPLE CLIENTS	Utility - CON	U.S.	Pending	25-Jan-11	13/012,828
The Endurance International Group, Inc.	MIGRATING A WEB HOSTING SERVICE FROM A SHARED ENVIRONMENT FOR MULTIPLE CLIENTS TO A SHARED ENVIRONMENT FOR MULTIPLE CLIENTS	Utility - CON	U.S.	Pending	25-Jan-11	13/013,913
The Endurance International Group, Inc.	MIGRATING A WEB HOSTING SERVICE BETWEEN A VIRTUALIZED ENVIRONMENT AND A SHARED ENVIRONMENT FOR MULTIPLE CLIENTS	Utility - CON	U.S.	Pending	26-Jan-11	13/013,972

GRANTOR	TITLE	MATTER TYPE	COUNTRY	STATUS	FILED	APPLICATION #
The Endurance International Group, Inc.	MIGRATING A WEB HOSTING SERVICE VIA A VIRTUAL NETWORK FROM ONE ARCHITECTURE TO ANOTHER	Utility - CON	U.S.	Pending	26-Jan-11	13/013,992
The Endurance International Group, Inc.	UNAFFILIATED WEB DOMAIN HOSTING SERVICE SURVIVAL ANALYSIS	Utility - ORG	U.S.	Pending	14-Jan-11	13/007,167
The Endurance International Group	UNAFFILIATED WEB DOMAIN HOSTING SERVICE PRODUCT MAPPING	Utility - CON	U.S.	Pending	28-Jan-11	13/015,603
The Endurance International Group	UNAFFILIATED WEB DOMAIN HOSTING SERVICE CLIENT RETENTION ANALYSIS	Utility - CON	U.S.	Pending	28-Jan-11	13/015,604
The Endurance International Group	UNAFFILIATED WEB DOMAIN HOSTING SERVICE CLIENT FINANCIAL IMPACT ANALYSIS	Utility - CON	U.S.	Pending	28-Jan-11	13/016,518
The Endurance International Group	UNAFFILIATED WEB DOMAIN HOSTING SERVICE PURCHASE PREDICTION	Utility - CON	U.S.	Pending	28-Jan-11	13/016,532
The Endurance International Group	UNAFFILIATED WEB DOMAIN HOSTING SERVICE BASED ON A COMMON SERVICE ARCHITECTURE	PCT - ORG	PCT	Favorable Patentability Opinion Published	14-Jan-11	PCT/US11/21340
The Endurance International Group	UNAFFILIATED WEB DOMAIN HOSTING SERVICE BASED ON A COMMON SERVICE ARCHITECTURE	Utility - NSPCT	Australia	Pending	14-Jan-11	2011205748
The Endurance International Group	UNAFFILIATED WEB DOMAIN HOSTING SERVICE BASED ON A COMMON SERVICE ARCHITECTURE	Utility - NSPCT	Canada	Pending	14-Jan-11	2786451
The Endurance International Group	UNAFFILIATED WEB DOMAIN HOSTING SERVICE BASED ON A COMMON SERVICE ARCHITECTURE	Utility - NSPCT	European Patent Office	Pending	14-Jan-11	11733458.1- 1243
The Endurance International Group	UNAFFILIATED WEB DOMAIN HOSTING SERVICE BASED ON A COMMON SERVICE ARCHITECTURE	Utility - NSPCT	Mexico	Pending	14-Jan-11	MX/a/ 2012/008178
The Endurance International Group	ENGAGE PLATFORM AND APP CENTRAL	Prov - ORG	United States of America	Pending	11-Jan-12	61/585,604

GRANTOR	TITLE	MATTER TYPE	COUNTRY	STATUS	FILED	APPLICATION #
The Endurance International Group	GUIDED WORKFLOWS FOR ESTABLISHING A WEB PRESENCE	Prov - ORG	United States of America	Unfiled	N/A	N/A
The Endurance International Group	AUTOMATIC WEB PRESENCE FEATURE DEPLOYMENT	Prov - ORG	United States of America	Unfiled	N/A	N/A

TRADEMARKS

Item	Mark Name	Current Owner	Application Number	Registration Number	Country
1.	BIZLAND	The Endurance International Group, Inc.	835775	835775	Australia
2.	GLOBAT	The Endurance International Group, Inc.	855657	855657	Australia
3.	NETFIRMS	The Endurance International Group, Inc.	1220491	1220491	Australia
4.	NETFIRMS (and design)	The Endurance International Group, Inc.	921511	921511	Australia
5.	GLOBAT	The Endurance International Group, Inc.	125696400	TMA683,148	Canada
6.	NETFIRMS	The Endurance International Group, Inc.	1081057	TMA606,470	Canada
7.	NEXX	The Endurance International Group, Inc.	1204937	TMA613,935	Canada
8.	NEXX	The Endurance International Group, Inc.	1007903	TMA613,329	Canada

Item	Mark Name	Current Owner	Application Number	Registration Number	Country
9.	GLOBAT	The Endurance International Group, Inc.	855657	855657	China P.R.
10.	BIZLAND	The Endurance International Group, Inc.	1668318	1668318	Community Trademark
11.	GLOBAT	The Endurance International Group, Inc.	855657	855657	Community Trademark
12.	NETFIRMS	The Endurance International Group, Inc.	003664646	003664646	Community Trademark
13.	GLOBAT	The Endurance International Group, Inc.	855657	855657	International
14.	GLOBAT	The Endurance International Group, Inc.	855657	855657	Japan
15.	GLOBAT	The Endurance International Group, Inc.	855657	855657	Singapore
16.	ALWAYS UP, FAST AND EASY	The Endurance International Group, Inc.	77/166543	3,365,155	United States
17.	000DOMAIN	DSTR Acquisitions I, LLC	76/240595	2,515,280	United States
18.	APOLLO HOSTING	The Endurance International Group, Inc.	78/312921	3,000,815	United States
19.	APOLLO HOSTING FAST, RELIABLE WEB SITE HOSTING (and Design)	The Endurance International Group, Inc.	78/312912	3,000,814	United States
20.	BETTER THAN DEDICATED	The Endurance International Group, Inc.	78/775372	3246546	United States
21.	BIZLAND	The Endurance International Group, Inc.	78/748360	3,227,009	United States
22.	BLUEHOST	Bluehost Inc.	77/155143	3,417,116	United States
23.	DEVELOPERS CHOICE	The Endurance International Group, Inc.	75/516014	2,349,411	United States
24.	DEVELOPERS CHOICE (and Design)	The Endurance International Group, Inc.	77/556727	3,691,329	United States

Item	Mark Name	Current Owner	Application Number	Registration Number	Country
25.	DOT5HOSTING	The Endurance International Group, Inc.	77/855108	3,980,010	United States
26.	FASTDOMAIN	FastDomain Inc.	77/428717	3,516,322	United States
27.	FATCOW	The Endurance International Group, Inc.	77/556714	3,711,061	United States
28.	FATCOW (and Design)	The Endurance International Group, Inc.	78/403494	3,175,990	United States
29.	FATCOW WEB HOSTING	The Endurance International Group, Inc.	76/234206	2,828,895	United States
30.	FOREVER FREE DOMAINS	The Endurance International Group, Inc.	78/907582	3,305,016	United States
31.	GLOBAT	The Endurance International Group, Inc.	78/368166	2,933,089	United States
32.	GLOBAT.COM (and Design)	The Endurance International Group, Inc.	78/106807	2,771,557	United States
33.	GLOFLEX	The Endurance International Group, Inc.	78/818220	3,264,525	United States
34.	HOSTCENTRIC	Simplescripts, Inc.	75/925288	2,541,438	United States
35.	HOSTCLEAR	The Britannia International Group, Inc.	85/272162	4,073,375	United States
36.	HOSTGATOR	HostGator.com LLC	78/831596	3,193,860	United States
37.	HOSTGATOR	HostGator.comLLC	T121097OH	Filed	Singapore
38.	HOSTING THE WORLD	The Endurance International Group, Inc.	78/368220	3,016,259	United States
39.	HostGator Logo	HostGator.com LLC	T1212026D	Filed	Singapore
40.	HostGator Logo	HostGator.com LLC	2012/71955	Filed	Turkey
41.	HostGator Logo	HostGator.com LLC	85/702445	Filed	United States
42.	HOSTMONSTER	Bluehost Inc.	77/572613	3,697,809	United States
43.	HOSTNINE	Hostnine LLC	85/510524	4,213,122	United States
44.	HYPERMART	The Endurance International Group, Inc.	75/539447	2,292,547	United States

Item	Mark Name	Current Owner	Application Number	Registration Number	Country
45.	IPAGE	The Endurance International Group, Inc.	77/838309	4,074,566	United States
46.	IPOWER	The Endurance International Group, Inc.	78/745578	3,241,471	United States
47.	IPOWER	The Endurance International Group, Inc.	78/745607	3,241,472	United States
48.	IPOWER	The Endurance International Group, Inc.	78/745639	3,287,885	United States
49.	IPOWER	The Endurance International Group, Inc.	78/707467	3,129,659	United States
50.	IPOWERWEB	The Endurance International Group, Inc.	77/223987	3,731,846	United States
51.	JOIN THE HOSTING REVOLUTION	The Endurance International Group, Inc.	78/220474	2,840,220	United States
52.	JOIN THE WEB HOSTING REVOLUTION	The Endurance International Group, Inc.	78/237892	2,836,561	United States
53.	JUST HOST	The Britannia International Group, Inc.	85/272156	4,073,374	United States
54.	MULTIPLATFORM	The Endurance International Group, Inc.	77/113886	3,350,537	United States
55.	NETFIRMS	The Endurance International Group, Inc.	76/179572	3,091,812	United States
56.	NETFIRMS (and design)	The Endurance International Group, Inc.	78/200482	3,329,011	United States
57.	NEXX	The Endurance International Group, Inc.	78/373756	2,966,779	United States
58.	PERFORMANCE WEB HOSTING	The Endurance International Group, Inc.	78/550521	3,054,360	United States
59.	POWWEB	The Endurance International Group, Inc.	78/449171	3,049,278	United States
60.	POWWEB THE PERFECT HOSTING SOLUTION (and Design)	The Endurance International Group, Inc.	77/556718	3,779,980	United States
61.	PROMOPAK	The Endurance International Group, Inc.	78/784045	3,173,975	United States

Item	Mark Name	Current Owner	Application Number	Registration Number	Country
62.	READYHOSTING.COM (and Design)	The Endurance International Group, Inc.	78/159769	2,734,910	United States
63.	SEOGEARS	The Endurance International Group, Inc.	85/417672	Filed	United States
64.	SIMPLESCRIPTS	The Endurance International Group, Inc.	85/361974	Filed	United States
65.	SPRY	The Endurance International Group, Inc.	85/138527	4,005,219	United States
66.	STARTLOGIC	The Endurance International Group, Inc.	78/708077	3,409,027	United States
67.	STARTLOGIC	The Endurance International Group, Inc.	78/745883	3,616,073	United States
68.	SUPERGREEN HOSTING	The Britannia International Group, Inc.	85/272155	4,073,373	United States
69.	TERABYTE HOSTING	The Endurance International Group, Inc.	78/690121	3,270,507	United States
70.	VPSLINK	The Endurance International Group, Inc.	85/090570	4,103,269	United States
71.	WEB HOSTING MADE EASY	The Endurance International Group, Inc.	77/651597	3,746,027	United States
72.	WEB HOSTING MADE SIMPLE	The Endurance International Group, Inc.	78/368217	3,016,258	United States
73.	WEBHOST4LIFE	The Endurance International Group, Inc.	77/843396	3,878,678	United States
74.	WE DOT WHAT YOU WANT	DOTSTER, INC.[1]	78/947,081	3,474,065	United States
75.	ZONEEDIT	DOTSTER, INC.	78/105,767	2,635,512	United States

[1]	Please note that the legal name of “Dotster, Inc.” has been changed to “Endurance International Group – West, Inc.”

Item	Mark Name	Current Owner	Application Number	Registration Number	Country
76.	ZONEEDIT	DOTSTER, INC.	1306938	1306938	Australia
77.	ZONEEDIT	DOTSTER, INC.	1144204	TMA625929	Canada
78.	ZONEEDIT	DOTSTER, INC.	008401671	008401671	Community Trademark
79.	NAMESDIRECT	DOTSTER, INC.	76/027824	2,477,718	United States
80.	NAMEZERO	Namezero.com, Inc.	827318	827318	Australia
81.	NAMEZERO	Namezero.com, Inc.	1050766	TMA563,245	Canada
82.	NAMEZERO	DOTSTER, INC.	001554328	001554328	Community Trademark
83.	NAMEZERO	Cat, Inc.	75/806100	2,518,330	United States
84.	NAMEZERO.COM (and Design)	Cat, Inc.	76/013846	2,660,150	United States
85.	DOTSTER CONNECT	DOTSTER, INC.	77/489,347	3,815,066	United States
86.	HOSTLANE	DOTSTER, INC.	78/166061	2,797,589	United States
87.	FORTUNECITY	DOTSTER, INC.	75/626,525	2,394,901	United States
88.	FORTUNE CITY	DOTSTER, INC.	000715516	000715516	Community Trademark
89.	FORTUNECITY	DOTSTER, INC.	1043586	1190580	Mexico
90.	FORTUNECITY.COM	DOTSTER, INC.	809933	809933	Australia
91.	FORTUNECITY.COM	DOTSTER, INC.	1031637	TMA550230	Canada
92.	FORTUNECITY.COM	DOTSTER, INC.	001075902	001075902	Community Trademark
93.	FORTUNECITY	DOTSTER, INC.	1043585	1178680	Mexico
94.	FORTUNECITY.COM	DOTSTER, INC.	396362	652038	Mexico
95.	PIMPEDEMAIL	DOTSTER, INC.	77/017416	3,248,855	United States
96.	HOTGAMES	DOTSTER, INC.	75/862,787	2,569,001	United States
97.	INTERNET FOR THE REST OF US	DOTSTER, INC.	77/017433	3,489,250	United States
98.	EMAILBRAIN	DOTSTER, INC.	77/317,840	3,530,097	United States
99.	DOTSTER DESIGN STUDIO	DOTSTER, INC.	77/167,816	3,365,230	United States
100.	DOTSTER DESIGN STUDIO	DOTSTER, INC.	1369363	TMA739,893	Canada
101.	DOTSTER DESIGN STUDIO	DOTSTER, INC.	006399851	006399851	Community Trademark
102.	MYPR	DOTSTER, INC.	77/105,766	3,323,243	United States
103.	MYPR	DOTSTER, INC.	006186357	006186357	Community Trademark
104.	MY INTERNET	DOTSTER, INC.	77/017,424	3,477,201	United States

Item	Mark Name	Current Owner	Application Number	Registration Number	Country
105.	MYINTERNET AND DESIGN	DOTSTER, INC.	77/033,124	3,248,870	United States
106.	MYINTERNET AND DESIGN	DOTSTER, INC.	77/027,909	3,399,028	United States
107.	MYINTERNET AND DESIGN	DOTSTER, INC.	005858791	005858791	Community Trademark
108.	MYINTERNET AND DESIGN	DOTSTER, INC.	77/487,757	3,653,415	United States
109.	MYDOMAIN AND DESIGN	DOTSTER, INC.	1420460	TMA781,464	Canada
110.	MYDOMAIN AND DESIGN	DOTSTER, INC.	007438071	007438071	Community Trademark
111.	DOMAIN BANK	DOTSTER, INC.	76/056,945	2,600,157	United States
112.	DOMAIN BANK	DOTSTER, INC.	75/428,169	2,238,699	United States
113.	DOMAINCOLLECTION	DOTSTER, INC.	78/017,291	2,552,711	United States
114.	DOTREGISTRAR	DOTSTER, INC.	78/017,110	2,478,239	United States
115.	DOTSTER	DOTSTER, INC.	77/172,198	3,357,289	United States
116.	DOTSTER	DOTSTER, INC.	1,369,353	TMA739,897	Canada
117.	DOTSTER	DOTSTER, INC.	006386163	006386163	Community Trademark
118.	DOTSTER (AND DESIGN)	DOTSTER, INC.	76/213,036	2,504,622	United States
119.	DOTSTER (AND DESIGN)	DOTSTER, INC.	396362	652038	International
120.	DOTSTER (AND DESIGN)	DOTSTER, INC.	0845411	0845411	Australia
121.	DOTSTER (AND DESIGN)	DOTSTER, INC.	0845411	0845411	Japan
122.	D DOMAIN.COM IT ALL STARTS WITH A GREAT DOMAIN!	DOTSTER, INC.	77/731,258	3,816,429	United States
123.	D DOMAIN.COM IT ALL STARTS WITH A GREAT DOMAIN! (AND DESIGN)	DOTSTER, INC.	1440397	TMA796,408	Canada
124.	D DOMAIN.COM IT ALL STARTS WITH A GREAT DOMAIN!	DOTSTER, INC.	008351157	008351157	Community Trademark
125.	D DOMINIO.COM ¡TODO EMPIEZA CON UN EXCELENTE DOMINIO! AND DESIGN	DOTSTER, INC.	77/930,297	3,859,704	United States
126.	D DOMINIO.COM ¡TODO EMPIEZA CON UN EXCELENTE DOMINIO!	DOTSTER, INC.	1093140	1209821	Mexico
127.	D DOMINIO.COM ¡TODO EMPIEZA CON UN EXCELENTE DOMINIO!	DOTSTER, INC.	1093141	1177382	Mexico

Item	Mark Name	Current Owner	Application Number	Registration Number	Country
128.	D DOMINIO.COM ¡TODO EMPIEZA CON UN EXCELENTE DOMINIO!	DOTSTER, INC.	1093142	1173981	Mexico
129.	D DOMINIO.COM ¡TODO EMPIEZA CON UN EXCELENTE DOMINIO!	DOTSTER, INC.	1093143	1215947	Mexico
130.	H9	Hostnine LLC	85/527151	4,213,302	United States
131.	H Design Mark	Homestead Technologies Inc.	1100826	TMA609,693	Canada
132.	Homestead And Design	Homestead Technologies Inc.	1101160	TMA610,585	Canada
133.	H Design Mark	The Endurance International Group, Inc.	002191716	002191716	Community Trademark
134.	Homestead and Design	The Endurance International Group, Inc.	002192615	002192615	European Community Trademark
135.	H Design Mark	The Endurance International Group, Inc.	76/155353	2,716,239	United States
136.	H Design Mark	The Endurance International Group, Inc.	76/155354	2,740,707	United States
137.	HMail	The Endurance International Group, Inc.	76/657510	3,203,365	United States
138.	Homestead	The Endurance International Group, Inc.	75/288531	2,286,063	United States
139.	Homestead and Design	The Endurance International Group, Inc.	76/155096	2,800,744	United States
140.	Homestead and Design	The Endurance International Group, Inc.	76/155352	2,737,669	United States
141.	Homestead Searchlight	The Endurance International Group, Inc.	76/657516	3,200,255	United States
142.	Marketsquare and Design	The Endurance International Group, Inc.	78/511690	3,089,628	United States
143.	STEPUP	The Endurance International Group, Inc.	1214012	TMA687797	Canada
144.	STEPUP	The Endurance International Group, Inc.	003793312	003793312	Community Trademark
145.	STEPUP	The Endurance International Group, Inc.	78/374908	3,091,103	United States

Schedule IV to the

Second Lien Collateral Agreement

COMMERCIAL TORT CLAIMS

None.

Exhibit I to the

Second Lien Collateral Agreement

SUPPLEMENT NO. [    ] dated as of [            ], 201[    ] (this “Supplement”), to the Second Lien Collateral Agreement dated as of November 9, 2012 (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among WP EXPEDITION HOLDINGS L.P., a Delaware limited partnership(“Holdings”), EIG INVESTORS CORP., a Delaware corporation (the “Borrower”), the other GRANTORS from time to time party thereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”).

A. Reference is made to (a) the Second Lien Credit Agreement dated of even date with the Collateral Agreement (as amended, supplemented or otherwise modified from time to time, the “Second Lien Credit Agreement”), among Holdings, the Borrower, the Lenders from time to time party thereto and the Administrative Agent, and (b) the Collateral Agreement.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Agreement.

C. The initial Grantors entered into the Collateral Agreement in order to induce the Lenders to make Loans. Section 5.14 of the Collateral Agreement provides that additional Persons may become Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Second Lien Credit Agreement to become a Grantor under the Collateral Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Administrative Agent and the New Grantor agree as follows:

SECTION 1. In accordance with Section 5.14 of the Collateral Agreement, the New Grantor by its signature below becomes a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in and lien on all of the New Grantor’s right, title and interest in, to and under the Pledged Collateral and the Article 9 Collateral. Each reference to a “Grantor” in the Collateral Agreement shall be deemed to include the New Grantor. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that enforceability of such obligations may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement. This Supplement shall become effective as to the New Grantor when a counterpart hereof executed on behalf of the New Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon the New Grantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of the New Grantor, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that the New Grantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Supplement, the Collateral Agreement and the Second Lien Credit Agreement.

SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a schedule with the true and correct legal name of the New Grantor, its jurisdiction of organization and the location of its chief executive office, (b) Schedule II sets forth a true and complete list, with respect to the New Grantor, of (i) all the Equity Interests owned by the New Grantor in any subsidiary and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by the New Grantor and (ii) all the Pledged Debt Securities owned by the New Grantor and (c) Schedule III attached hereto sets forth, as of the date hereof, (i) all of the New Grantor’s Patents, including the name of the registered owner, type, registration or application number and the expiration date (if already registered) of each such Patent owned by the New Grantor, (ii) all of the New Grantor’s Trademarks, including the name of the registered owner, the registration or application number and the expiration date (if already registered) of each such Trademark owned by the New Grantor, and (iii) all of the New Grantor’s Copyrights, including the name of the registered owner, title and, if applicable, the registration number of each such Copyright owned by the New Grantor, and (d) Schedule IV attached hereto sets forth, as of the date hereof, each Commercial Tort Claim (in respect of which a complaint or counterclaim has been prepared or filed by or on behalf of such New Grantor) in an amount reasonably estimated to exceed $1,000,000.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. This Supplement shall be construed in accordance with and governed by the laws of the State of New York.

SECTION 7. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Collateral Agreement.

SECTION 9. The New Grantor agrees to reimburse the Administrative Agent for its fees and expenses incurred hereunder and under the Collateral Agreement as provided in Section 9.03(a) of the Second Lien Credit Agreement; provided that each reference therein to the “Borrower” shall be deemed to be a reference to the New Grantor.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the New Grantor and the Administrative Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR], as a Grantor

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

By:
Name:
Title:

By:
Name:
Title:

[Supplement to Collateral Agreement]

Schedule I

to Supplement No.     to the

Second Lien Collateral Agreement

NEW GRANTOR INFORMATION

Legal Name	Jurisdiction of Organization	Chief Executive Office

Schedule II

to Supplement No.     to the

Second Lien Collateral Agreement

PLEDGED EQUITY INTERESTS

Grantor	Issuer	Number of Certificate	Number and Class of Equity Interests	Percentage of Total Equity Interests

PLEDGED DEBT SECURITIES

Grantor	Issuer	Principal Amount	Date of Issuance	Maturity Date

Schedule III

to Supplement No.     to the

Second Lien Collateral Agreement

INTELLECTUAL PROPERTY

Schedule IV

to Supplement No.     to the

Second Lien Collateral Agreement

COMMERCIAL TORT CLAIMS

Exhibit II to the

Second Lien Collateral Agreement

SECOND LIEN COPYRIGHT SECURITY AGREEMENT, dated as of [ • ], 20[ • ] (this “Agreement”), among [ • ] (the “Grantor”) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”).

Reference is made to (a) the Second Lien Credit Agreement dated as of November 9, 2012 (as amended, supplemented or otherwise modified from time to time, the “Second Lien Credit Agreement”), among WP Expedition Holdings L.P., a Delaware limited partnership (“Holdings”), EIG Investors Corp. (the “Borrower”), the Lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, and (b) the Second Lien Collateral Agreement dated of even date with the Second Lien Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among the Borrower, the other grantors from time to time party thereto and the Administrative Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Second Lien Credit Agreement. The Grantor is an Affiliate of the Borrower and is willing to execute and deliver this Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Collateral Agreement. The rules of construction specified in Section 1.01(b) of the Collateral Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Grantor hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under the United States copyright registrations and applications listed on Schedule I attached hereto. This Agreement is not to be construed as an assignment of any copyright or copyright application.

SECTION 3. Collateral Agreement. The Security Interest granted to the Administrative Agent herein is granted in furtherance, and not in limitation, of the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Copyright Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

SECTION 4. Termination. Subject to Section 5.13 of the Collateral Agreement, upon the full performance of the Secured Obligations (other than indemnity obligations under the Loan Documents that are not then due and payable or for which any events or claims that would give rise thereto are not pending), the security interest granted herein shall terminate and the Administrative Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyright Collateral under this Agreement.

SECTION 5. Intercreditor Agreement Governs. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Administrative Agent pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the Intercreditor Agreement), including liens and security interests granted to Credit Suisse AG, as First Lien Administrative Agent, pursuant to or in connection with the

First Lien Credit Agreement, and (ii) the exercise of any right or remedy by the Administrative Agent hereunder is subject to the limitations and provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.

SECTION 6. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[ • ], as Grantor

By
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Second Lien Copyright Security Agreement]

Schedule I

Exhibit III to the

Second Lien Collateral Agreement

SECOND LIEN PATENT SECURITY AGREEMENT, dated as of [ • ], 20[ • ] (this “Agreement”), among [ • ] (the “Grantor”) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”).

Reference is made to (a) the Second Lien Credit Agreement dated as of November 9, 2012 (as amended, supplemented or otherwise modified from time to time, the “Second Lien Credit Agreement”), among WP Expedition Holdings L.P., a Delaware limited partnership (“Holdings”), EIG Investors Corp. (the “Borrower”), the Lenders from time to time party thereto (the “Lenders”) and the Administrative Agent and (b) the Second Lien Collateral Agreement dated as of dated of even date with the Second Lien Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among the Borrower, the other grantors from time to time party thereto and the Administrative Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Second Lien Credit Agreement. The Grantor is an Affiliate of the Borrower and is willing to execute and deliver this Agreement in order to induce the Lenders to make additional Loans as consideration for Loans previously made. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Collateral Agreement. The rules of construction specified in Section 1.01(b) of the Collateral Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Grantor hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to the patents and patent applications listed on Schedule I attached hereto (the “Patent Collateral”). This Agreement is not to be construed as an assignment of any patent or patent application.

SECTION 3. Collateral Agreement. The Security Interest granted to the Administrative Agent herein is granted in furtherance, and not in limitation, of the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Patent Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

SECTION 4. Termination. Subject to Section 5.13 of the Collateral Agreement, upon the full performance of the Secured Obligations (other than indemnity obligations under the Loan Documents that are not then due and payable or for which any events or claims that would give rise thereto are not pending), the security interest granted herein shall terminate and the Administrative Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patent Collateral under this Agreement.

SECTION 5. Intercreditor Agreement Governs. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Administrative Agent pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the Intercreditor Agreement), including liens and security interests granted to Credit Suisse AG, as First Lien Administrative Agent, pursuant to or in connection with the First Lien Credit Agreement, and (ii) the exercise of any right or remedy by the Administrative Agent hereunder is subject to the limitations and provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.

SECTION 6. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[ • ], as Grantor

By
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Second Lien Patent Security Agreement]

Schedule I

Exhibit IV to the

Second Lien Collateral Agreement

SECOND LIEN TRADEMARK SECURITY AGREEMENT dated as of [ • ], 20[ • ] (this “Agreement”), among [ • ] (the “Grantor”) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”).

Reference is made to (a) the Second Lien Credit Agreement, dated as of November 9, 2012 (as amended, supplemented or otherwise modified from time to time, the “Second Lien Credit Agreement”), among WP Expedition Holdings L.P., a Delaware limited partnership (“Holdings”), EIG Investors Corp. (the “Borrower”), the Lenders from time to time party thereto (the “Lenders”) and the Administrative Agent and (b) the Second Lien Collateral Agreement dated of even date with the Second Lien Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among the Borrower, the other grantors from time to time party thereto and the Administrative Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Second Lien Credit Agreement. The Grantor is an Affiliate of the Borrower and is willing to execute and deliver this Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Collateral Agreement. The rules of construction specified in Section 1.01(b) of the Collateral Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Grantor hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under the trademarks and trademark applications listed on Schedule I attached hereto (the “Trademark Collateral”). This Agreement is not to be construed as an assignment of any trademark or trademark application.

SECTION 3. Collateral Agreement. The Security Interest granted to the Administrative Agent herein is granted in furtherance, and not in limitation, of the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Trademark Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

SECTION 4. Termination. Subject to Section 5.13 of the Collateral Agreement, upon the full performance of the Secured Obligations (other than indemnity obligations under the Loan Documents that are not then due and payable or for which any events or claims that would give rise thereto are not pending), the security interest granted herein shall terminate and the Administrative Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademark Collateral under this Agreement.

SECTION 5. Intercreditor Agreement Governs. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Administrative Agent pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the Intercreditor Agreement), including liens and security interests granted to Credit Suisse AG, as First Lien Administrative Agent, pursuant to or in connection with the First Lien Credit Agreement, and (ii) the exercise of any right or remedy by the Administrative Agent hereunder is subject to the limitations and provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.

SECTION 6. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[ • ], as Grantor

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Second Lien Trademark Security Agreement]

Schedule I